PROPERTY AND EQUIPMENT, NET (Tables)	6 Months Ended
Sep. 30, 2025
Property, Plant and Equipment [Abstract]
SCHEDULE OF PROPERTY, PLANT AND EQUIPMENT, NET

	As of March 31,	As of September 30,
	2025	2025
	RMB	RMB
Office real estate	20,995	20,995
Furniture and equipment	10,768	10,768
Production and other machineries	47,845	47,888
Total	79,608	79,651
Less: accumulated depreciation	(31,059)	(34,018)
Less: impairment	(8,950)	(8,950)
Property and equipment, net	39,599	36,683